UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (Date of earliest Event reported): August 1, 2003


                       BOUNDLESS MOTOR SPORTS RACING, INC.
             (Exact name of registrant as specified in its charter)

                                    33-5203-D
                            (Commission File Number)

              Colorado                                84-0953839
  (State or other jurisdiction of         (IRS Employer Identification No.)
           incorporation)

                          1801 Gateway Blvd, Suite 105
                             Richardson, Texas 75080
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (972) 679-5263

                                THE ENTITY, INC.
                                7609 Ralston Road
                             Arvada, Colorado 80002
                     (Former Name and address of Registrant)




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Item 5.  Other Events and Regulation FD Disclosure.

         On August 1, 2003, the Company announced that it had not completed a 1 for 100 reverse stock split that had been approved by the shareholders at a special meeting of shareholders held on July 28, 2003. The record date for the reverse split is August 12, 2003.

Item 7.     Financial Statements and Exhibits.

         (c)      Exhibits.

         The following is a list of exhibits filed as part of this Current report on Form 8-K:

         99.1     Press Release dated August 1, 2003.

         99.2     Press Release dated August 1, 2003





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                                   SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



DATE: August 1, 2003                        BOUNDLESS MOTOR SPORTS
                                            RACING, INC.



                                            By: /s/ Leslie Wulf
                                                --------------------------------
                                                Name: Leslie Wulf
                                                Title:   President